SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                    --------


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 22, 2003
                         Commission File Number: 1-18592


                           Merit Medical Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


             Utah                                               87-0447695
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(State or other jurisdiction of                              (IRS Employer
incorporation or organization)                             Identification No.)


          1600 W. Merit Parkway
           South Jordan, Utah                                     84095-2415
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(Address of Principal Executive Offices)                          (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (801) 253-1600
                           --------------------------


                                      N/A
              -----------------------------------------------------
              (Former name, former address, and formal fiscal year,
                         if changed since last report)



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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
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(c)      Exhibits

         99.1     Press release issued October 22, 2003


________________________________________________________________________________

             ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
________________________________________________________________________________


On October 22, 2003, Merit Medical Systems, Inc. ("Merit") issued a press release announcing its financial results for the third quarter of 2003. The full text of Merit's press release, and the related income statement and balance sheet, are attached hereto as Exhibit 99.1.

Also, on the routine quarterly earnings conference call held at 3:00 p.m. MDT on October 22, 2003, Fred P. Lampropoulos, Chairman and CEO, Merit Medical, expressed his belief that the Company's gross margins for the fourth quarter of 2003 will be more in line with those of the Company's analysts. In addition, Kent W. Stanger, the Company's Chief Financial Officer, also expressed his belief that the Company's gross margins for fourth quarter 2003 will be somewhere in the range of 44%, but we could see as high as 46%.

Notwithstanding these comments, the Company does not intend to adopt the practice of commenting on the expectations of analysts.

The information being furnished under this item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

Statements in this Current Report on Form 8-K, including exhibits, that are not purely historical facts, including statements regarding Merit's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, market acceptance of Merit's products, product introductions, potential product recalls, delays in obtaining regulatory approvals, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new products and techniques that could render Merit's products obsolete, product liability claims, infringing technology, inability to protect Merit's proprietary technology, foreign currency fluctuations and changes in health care markets related to health care reform initiatives. Additional information with respect to the factors and events that could cause differences between forward-looking statements and future rsults is contained in Merit's filings with the Securities and Exchange Commission, including Merit's Annual Report on Form 10-K for the year ended December 31, 2002. Merit undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

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



                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 23, 2003          MERIT MEDICAL SYSTEMS, INC.


                              By /s/ Kent W. Stanger
                                ----------------------------------------------
                                    Kent W. Stanger
                                    (Chief Financial Officer
                                    Principal Financial and Accounting Officer)





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